UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2010
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

On October 6, 2010, Trustmark Corporation  (“Trustmark”) received notice that the board of directors of Cadence Financial Corporation ("Cadence") has accepted another acquisition proposal and has stated that it has terminated the Agreement and Plan of Reorganization with Trustmark dated September 21, 2010.  Trustmark has received a $2.0 million termination fee from Cadence.  The full text of Trustmark's News Release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	News Release issued on October 6, 2010 by Trustmark Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	October 6, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	News Release issued on October 6, 2010 by Trustmark Corporation.